                                                                   EXHIBIT 23(i)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports dated March 13, 2002 included in KCS Energy, Inc.'s Form 10-K, for the year ended December 31, 2001, into previously filed Registration Statement File Nos. 33-28899, 33-63982 and 333-67590.



                                           ARTHUR ANDERSEN LLP


Houston, Texas
March 27, 2002